UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) : December 28, 2006
Middlefield Banc Corp.
(Exact name of registrant specified in its charter)

Ohio	000-32561	34-1585111

(State or other jurisdiction of incorporation)	(Commission	(IRS Employer Identification No.)
File Number)

15985 East High Street, Middlefield, Ohio	44062-0035

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 632-1666
[not applicable]
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers
Item 9.01(d) Exhibits
Signatures
EXHIBIT INDEX
EX-10.23
EX-10.24
EX-10.25

Item 5.02 Compensatory Arrangements of Certain Officers
     On December 28, 2006, The Middlefield Banking Company (the “Bank”), a wholly owned subsidiary of Middlefield Banc Corp., entered into Executive Deferred Compensation Agreements with Messrs. Thomas G. Caldwell, CEO and President, James R. Heslop II, Executive Vice President and Chief Operating Officer, and Donald L. Stacy, Chief Financial Officer and Treasurer. The Executive Deferred Compensation Agreements are a noncontributory, defined contribution arrangement that provides supplemental retirement income benefits to these officers, with contributions made solely by the Bank. The contributions in 2006 under the Executive Deferred Compensation Agreements were $10,300 for Mr. Caldwell, $7,750 for Mr. Heslop, and $5,531.50 for Mr. Stacy.
     For 2006, each officer received an annual contribution amount equal to 5% of his base annual salary. For each year the officer remains employed with the Bank until attaining age 65, the Bank will credit each officer with a minimum contribution equal to 5% of the officer’s base annual salary. As discussed below, contributions exceeding 5% of salary are conditional on achievement of performance goals including (i) the Bank’s net income for the plan year and (ii) the Bank’s peer ranking for the plan year.

			Annual Contribution for Achievement of
Performance Target #1	Performance Goal #1		Performance Goal #1
Bank’s Target Net Income for Plan Year	$3,902,000		2.5% of the Officer’s Base Annual Salary
Bank’s Net Income for Plan Year Is Equal to or Greater than —	$3,941,020	(101%)	3.5% of the Officer’s Base Annual Salary
Bank’s Net Income for Plan Year Is Equal to or Greater than —	$3,980,040	(102%)	4.5% of the Officer’s Base Annual Salary
Bank’s Net Income for Plan Year Is Equal to or Greater than —	$4,019,060	(103%)	5.5% of the Officer’s Base Annual Salary
Bank’s Net Income for Plan Year Is Equal to or Greater than —	$4,058,080	(104%)	6.5% of the Officer’s Base Annual Salary
Bank’s Net Income for Plan Year Is Equal to or Greater than —	$4,097,100	(105%)	7.5% of the Officer’s Base Annual Salary
     The Bank’s 2006 target net income for performance goal #1 is $3,902,000. At a minimum, the officer is entitled to an annual contribution for performance goal #1 equal to 2.5% of his base annual salary. In order for the officer to receive a greater annual contribution under performance goal #1, the Bank’s net income for the plan year must meet or exceed 101% of the Bank’s target net income for the plan year. For every additional 1% that the Bank’s target net income is met or exceeded in any plan year, up to 105%, the officer’s annual contribution amount also increases by 1%. Thus, the maximum annual contribution for achievement of performance goal #1 is 7.5% of the officer’s base annual salary.

Annual Contribution for Achievement of
Performance Target #2	Performance Goal #2	Performance Goal #2
Bank’s Target Peer Rank	Overall Ranking in Top 50% of Ohio-Headquartered Commercial Banks as Reported by Ryan Beck & Co.	2.5% of the Officer’s Base Annual Salary

Bank Has An—	Overall Ranking in Top 60% of Ohio-Headquartered Commercial Banks as Reported by Ryan Beck & Co.	3.5% of the Officer’s Base Annual Salary

Bank Has An—	Overall Ranking in Top 70% of Ohio-Headquartered Commercial Banks as Reported by Ryan Beck & Co.	4.5% of the Officer’s Base Annual Salary

Bank Has An—	Overall Ranking in Top 80% of Ohio-Headquartered Commercial Banks as Reported by Ryan Beck & Co.	5.5% of the Officer’s Base Annual Salary

Bank Has An—	Overall Ranking in Top 90% of Ohio-Headquartered Commercial Banks as Reported by Ryan Beck & Co.	6.5% of the Officer’s Base Annual Salary

Bank Has An—	Overall Ranking in Top 100% of Ohio-Headquartered Commercial Banks as Reported by Ryan Beck & Co.	7.5% of the Officer’s Base Annual Salary
     The Bank’s target peer rank for performance goal #2 is an overall ranking in the top 50% of all Ohio-headquartered publicly traded commercial banks as evaluated in the Ryan Beck & Co. quarterly reports titled “The Midwest Manifesto” (the “Reports”) for the applicable plan year. In the Reports, Ryan Beck & Co. ranks publicly traded commercial banks headquartered in Ohio based on seven factors — earnings per share growth, return on equity, return on assets, efficiency ratio, net charge-offs as a percentage of average loans, as well as loan and deposit growth. At a minimum, each officer is entitled to an annual contribution for performance goal #2 equal to 2.5% of his base annual salary. In order for the officer to receive a greater annual contribution under performance goal #2, the Bank must have an overall ranking in the top 60% of Ohio-headquartered commercial banks as reported by Ryan Beck & Co. for the plan year. For every additional 10% that the Bank’s peer ranking improves in any plan year, up to being ranked first, the officer’s annual contribution amount also increases by 1%. Thus, the maximum annual contribution for achievement of performance goal #2 is 7.5% of the officer’s base annual salary.
     At a minimum, each officer’s annual contribution in any plan year will not be less than 5% of the officer’s base annual salary (i.e., the 2.5% annual contribution under performance goal #1 plus the 2.5% annual contribution under performance goal #2). At a maximum, each officer’s annual contribution in any plan year will not exceed 15% of the officer’s base annual salary (i.e., the 7.5% annual contribution under performance goal #1 plus the 7.5% annual contribution under performance goal #2). In its discretion, the Bank’s board of directors may increase or decrease the amount of the annual contribution, but the annual contribution amount can only be changed annually.

     Deferrals and interest on deferrals are accounted for by a so-called deferral account, but the deferral account is merely an accounting device and does not represent a trust fund or other dedicated funds set aside for a particular individual’s benefit. The Bank will make annual interest-crediting contributions to the officers’ deferral accounts. One interest-crediting rate – the prime rate reported in the Wall Street Journal – applies during the deferral period (while the officer is employed by the Bank) and another rate – the yield on a 20-year corporate bond rate Aa, rounded to the nearest quarter percent, as reported by Moody’s – applies during all other periods. On December 28, 2006, the Wall Street Journal prime rate was 8.25%. No interest was credited for the $23,581.50 in contributions in 2006.
     When the officer retires on or after attaining the normal retirement age of 65, the account balance of the officer’s accrued benefits, consisting of compensation deferred and interest earned, will be paid to the officer in installments over 180 months. If a change in control occurs after the date of the agreement, the balance consisting of the officer’s deferred compensation and interest earned will be paid in a single lump sum within 3 days after the change in control. The officer’s account balance will be paid in a single lump sum to the officer’s beneficiary within 90 days after the officer’s death, whether the officer dies in service to the Bank or after terminating service. The Bank will pay the officer’s benefits from the Bank’s general assets. Finally, the Bank has promised in the Executive Deferred Compensation Agreements to reimburse up to $500,000 of each officer’s legal expenses if the agreement is challenged by the Bank after a change in control.
     The summary of the agreements described above is qualified in its entirety by reference to the form of the agreements attached hereto as Exhibits 10.23 through 10.25 and incorporated herein by reference.
Item 9.01(d) Exhibits
10.23	Executive Deferred Compensation Agreement dated December 28, 2006, between The Middlefield Banking Company and Thomas G. Caldwell

10.24	Executive Deferred Compensation Agreement dated December 28, 2006, between The Middlefield Banking Company and James R. Heslop II

10.25	Executive Deferred Compensation Agreement dated December 28, 2006, between The Middlefield Banking Company and Donald L. Stacy

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.

Date: January 4, 2006	/s/ James R. Heslop II

James R. Heslop II
Executive Vice President and COO

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.23	Executive Deferred Compensation Agreement dated December 28, 2006, between The Middlefield Banking Company and Thomas G. Caldwell

10.24	Executive Deferred Compensation Agreement dated December 28, 2006, between The Middlefield Banking Company and James R. Heslop II

10.25	Executive Deferred Compensation Agreement dated December 28, 2006, between The Middlefield Banking Company and Donald L. Stacy